April 15, 2019

DBX ETF TRUST

Xtrackers Germany Equity ETF

Xtrackers MSCI United Kingdom Hedged Equity ETF

(the “Funds”)

Supplement to each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, each dated September 28, 2018, and as each may be supplemented from time to time

On April 15, 2019, the Board of Trustees of DBX ETF Trust (the “Trust”), unanimously voted to close and liquidate Xtrackers Germany Equity ETF and Xtrackers MSCI United Kingdom Hedged Equity ETF (each, a “Liquidating Fund,” and collectively, the “Liquidating Funds”). Xtrackers Germany Equity ETF is listed on Cboe BZX Exchange, Inc. (“Cboe”). Xtrackers MSCI United Kingdom Hedged Equity ETF is listed on NYSE Arca, Inc. (“NYSE Arca” and together with Cboe, the “Exchanges”). After the close of business on April 30, 2019, the Liquidating Funds will no longer accept creation orders and the final day of trading on the Exchanges will be April 30, 2019. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about May 10, 2019.

When a Liquidating Fund commences liquidation of its portfolio securities, the Liquidating Fund may hold cash and securities that may not be consistent with the Liquidating Fund’s investment objective and strategy. During this period, each Liquidating Fund is likely to incur higher tracking error than is typical for the Liquidating Fund. Furthermore, during the time between market open on May 1, 2019 and May 10, 2019, because shares will not be traded on the Exchanges, we cannot assure you that there will be a market for your shares. Relatedly, Xtrackers MSCI United Kingdom Hedged Equity ETF will not enter into new currency forward contracts following the end of April 2019 and accordingly, as of that time, that Fund may no longer provide currency hedged exposure.

Shareholders may sell their holdings of a Liquidating Fund on the relevant Exchange until the market close on April 30, 2019, and may incur typical transaction fees from their broker-dealer. If you still hold shares on May 10, 2019, each Liquidating Fund will automatically redeem your shares for cash at the current net asset value.

Shareholders generally will recognize a capital gain or loss on the redemptions. The Liquidating Funds may or may not, depending upon each Liquidating Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.

Please retain this supplement for future reference.